SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                  Date of Report (Date of Earliest Event Reported):
                             June 5, 2009

                       Pinnacle Resources, Inc.
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                (Exact name of registrant as specified in its charter)


Wyoming                0-22965         84-1414869
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(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          9600 E. Arapahoe Road, Suite 260
          Englewood, Colorado                           80112
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     (Address of principal executive offices,          Zip Code)

                          (303) 705-8600
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          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

On June 23, 2009, Pinnacle Resources, Inc. sold 9,000,000 restricted common shares to unaffiliated, accredited investors for consideration valued at $180,000 in the form of 180,000 restricted common shares of The Saint James Company, a publicly traded North Carolina corporation. The Saint James Company recently signed agreements for the acquisition of wineries and wine brands in New Zealand and of the rights to Olivia Newton John's Koala Blue wine brand in North America, as well as a Letter of Intent to acquire a winery in Australia. All parties involved acquired the respective common shares for investment purposes only and the respective share certificates bear standard "1933 Act" legends restricting their tradability. Our issuances were made in a non-public offering to sophisticated investors pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

As of the date of the sale and issuance, the common stock of The Saint James Company was quoted at approximately $2.00 per common share and our common stock was quoted at approximately $.02 per common share, in each case with limited trading volume.

ITEM 8.01.   OTHER EVENTS

On June 5, 2009, both of The Saint James Company's promissory notes in our favor were amended. The November 10, 2008 note, due in November 10, 2009 in the principal amount of $150,000, and the December 29, 2008 note, due on demand in the principal amount of $25,000, now permit us to convert any and all of the principal and accrued interest into restricted common shares of The Saint James Company at a price of $.50 per share, subject to a standard 4.99% ownership limitation. The amended notes also grant standard "piggyback" registration rights in respect to the underlying shares.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibits
No.            Description

10.1     Amendment to Unsecured Promissory Note Due November 10, 2009

10.2     Amendment to Unsecured Promissory Note Due on Demand



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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pinnacle Resources, Inc.


By:      /s/ Glen R. Gamble
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         Glen R. Gamble
         Chief Executive Officer


Dated:  June 25, 2009